Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Yoel Yogev, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of BreedIT Corp. on Form 10-K for the year ended December 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such annual report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of BreedIT Corp. as of and for the year ended December 31, 2014 presented in such quarterly report on Form 10-K. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such annual report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

By: /s/Yoel Yogev

Name: Yoel Yogev

Title: CEO

Date: March 31, 2015